Summary Prospectus Supplement dated December 20, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for the Fund listed below:

Invesco V.I. Government Securities Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectuses and retain it for future reference.

The following information replaces the table in its entirety under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Clint Dudley	Portfolio Manager	2009
Noelle Corum	Portfolio Manager	2019”

VIGOV-SUMSUP 122019